INVESTOR PRESENTATION March 2021

This document and any related oral presentation does not constitute an offer or invitation to subscribe for, purchase or otherwise acquire any equity or debt securities or other instruments of Vector Group Ltd. (“Vector,” “Vector Group Ltd.” or “the Company”) or its subsidiaries and nothing contained herein or its presentation shall form the basis of any contract or commitment whatsoever. The distribution of this document and any related oral presentation in certain jurisdictions may be restricted by law and persons into whose possession this document or any related oral presentation comes should inform themselves about, and observe, any such restriction. Any failure to comply with these restrictions may constitute a violation of the laws of any such other jurisdiction. The information contained herein does not constitute investment, legal, accounting, regulatory, taxation or other advice and the information does not take into account your investment objectives or legal, accounting, regulatory, taxation or financial situation or particular needs. You are solely responsible for forming your own opinions and conclusions on such matters and the market and for making your own independent assessment of the information. You are solely responsible for seeking independent professional advice in relation to the information and any action taken on the basis of the information. The following presentation may contain "forward-looking statements,” including any statements that may be contained in the presentation that reflect Vector’s expectations or beliefs with respect to future events and financial performance, such as the impact of the Covid-19 pandemic on the Company’s business and operations. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those contained in any forward-looking statement made by or on behalf of the Company, including the risk that changes in Vector’s capital expenditures impact its expected free cash flow and the other risk factors described in Vector’s annual report on Form 10-K for the year ended December 31, 2020, as filed with the SEC. Please also refer to Vector's Current Reports on Forms 8-K, filed on October 2, 2015, November 15, 2016, March 1, 2017, May 3, 2018, June 14, 2018, September 28, 2018, February 28, 2019, May 3, 2019, October 4, 2019, February 28, 2020 and February 25, 2021 (Commission File Number 1-05759) as filed with the SEC for information, including cautionary and explanatory language, relating to Non-GAAP Financial Measures in this Presentation labeled "Adjusted". Results actually achieved may differ materially from expected results included in these forward-looking statements as a result of these or other factors. Due to such uncertainties and risks, potential investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date on which such statements are made. The Company disclaims any obligation to, and does not undertake to, update or revise and forward- looking statements in this presentation. 2 DISCLAIMER

INVESTMENT HIGHLIGHTS & PORTFOLIO  Diversified Holding Company with two primary businesses with iconic brand names: tobacco (Liggett Group) and real estate (Douglas Elliman)  History of strong earnings with Adjusted EBITDA of $333.4 million for the year ended December 31, 2020(1) — Tobacco Adjusted EBITDA of $328.0 million for the year ended December 31, 2020(2) — Despite challenges from the COVID-19 pandemic, Douglas Elliman produced revenues of $774.0 million and Adjusted EBITDA of $22.1 million for the year ended December 31, 2020 (3)  Diversified portfolio of consolidated and non-consolidated real estate investments at New Valley  Maintains substantial liquidity with cash, marketable securities and long-term investments of $541 million (including cash of $45 million at Liggett and $94 million at Douglas Elliman) as of December 31, 2020.  As of December 31, 2020, seasoned management team (CEO, COO, CFO and General Counsel) with average tenure of 26 years with Vector Group  Management team and directors beneficially own approximately 9% of the equity of Vector Group  Perpetual cost advantage over the largest U.S. tobacco companies – annual cost advantage ranged between $160 million and $169 million from 2012 to 2020(4) (1)Vector’sNet income for the year ended December 31, 2020 was $92.9million. AdjustedEBITDA is a Non-GAAP Financial Measure. Please refer to Exhibit 99.1 of the Company’s CurrentReport on Form 8-K, filed February 25, 2021 (Table 2), for a reconciliation of Net income to AdjustedEBITDAas well as the Disclaimerto this document on Page 2. (2)All “Liggett” and “Tobacco” financial information in this presentation includes the operations of Liggett Group LLC, Vector Tobacco Inc., and Liggett Vector Brands LLC unless otherwise noted. Tobacco Adjusted EBITDA is a Non-GAAP Financial Measure and is defined in Tables 2 and 5 of Exhibit 99.1 to the Company’sCurrentReport on Form 8-K, filed February 25, 2021. (3)Douglas Elliman’s Net (loss) was $(48.2) million for the year ended December 31, 2020. AdjustedEBITDA is a Non-GAAP FinancialMeasure. Please refer to Exhibit 99.1 of the Company’sCurrentReport on Form 8-K, filed February 25, 2021, for a reconciliationof Adjusted EBITDA to net income (Table 7) as well as the Disclaimer to this document. (4)Cost advantageapplies only to cigarettessold below applicable market share exemption (approximately1.93%of cigarettes sold in the United States). 3 Overview

TOBACCO OPERATIONS

LIGGETT GROUP OVERVIEW  Fourth-largest U.S. cigarette manufacturer; founded in 1873 — Core Discount Brands – Eagle 20’s, Pyramid, Montego, Grand Prix, Liggett Select and Eve — Partner Brands – USA, Bronson and Tourney  Consistent and strong cash flow — Tobacco Adjusted EBITDA of $328.0 million for the year ended December 31, 2020 (1) — Low capital requirements with capital expenditures of $4.5 million related to tobacco operations for the year ended December 31, 2020  Current cost advantage of approximately $0.79 per pack(2) compared to the largest U.S. tobacco companies expected to maintain, or gain, market share and drive profit in core brands — Pursuant to the MSA, Liggett has no payment obligations unless its market share exceeds a market share exemption of approximately 1.65% of total cigarettes sold in the United States, and Vector Tobacco has no payment obligations unless its market share exceeds a market share exemption of approximately 0.28% of total cigarettes sold in the United States — MSA exemption annual cost advantage ranged between $160 million and $169 million for Liggett and Vector Tobacco from 2012 to 2020 5 (1) Tobacco Adjusted EBITDA is a Non-GAAP Financial Measure and is defined in the Company’s Current Report on Form 8-K, filed February 25, 2021. Please also refer to the Disclaimer to this document on Page 2. (2) Cost advantage only applies to cigarettes sold below applicable market share exemption (approximately 1.93% of total cigarettes sold in the United States).

2005 MSA, which was signed in November 1998, became effective and Liggett, as a Subsequent Participating Manufacturer, established perpetual cost advantage over three largest U.S. tobacco companies. Liggett also introduced deep discount brand Liggett Select taking advantage of the Company’s cost advantage resulting from the MSA LIGGETT GROUP HISTORY 6 Source: MSA CRA wholesale shipment database. Note: The Liggett and Vector Tobacco businesses have been combined into a single segment for all periods since 2007. (1) Vector’s operating income from the tobacco segment for the periods presented was $319.5 million for the year ended December 31, 2020. Tobacco Adjusted EBITDA is a Non-GAAP Financial Measure and is defined in Table 2 and Table 5 of Exhibit 99.1 to the Company’s Current Reports on Form 8-K, filed on February 25, 2021. Please also refer to Table 2 of Exhibit 99.2 to the Company’s Current Reports on Form 8-K, filed October 2, 2015, November 15, 2016 , and Table 5 of Exhibit 99.1 to the Company's Current Reports on Form 8-K, filed February 28, 2020. 1999 2009 2013 Today Repositioned Pyramid as a deep-discount brand in response to a large Federal Excise Tax increase To ba cc o A dj us te d EB IT D A (1) ($ M ill io ns ) D om estic M arket Share Liggett maintains its long-term focus by balancing market share and profit growth, which maximizes long-term Tobacco Adjusted EBITDA Repositioned Eagle 20’s as a national deep discount brand $79 $77 $121 $111 $127 $130 $144 $146 $158 $170 $165 $158 $174 $186 $198 $209 $243 $268 $253 $249 $270 $328 1.2% 1.5% 2.2% 2.4% 2.5% 2.3% 2.2% 2.4% 2.5% 2.5% 2.7% 3.5% 3.8% 3.5% 3.3% 3.4% 3.3% 3.3% 3.7% 4.0% 4.0% 4.1% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% $0 $50 $100 $150 $200 $250 $300 $350 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Relaunched deep discount brand Grand Prix

7 ADJUSTED U.S. TOBACCO INDUSTRY MARKET SHARE 46.7% 48.8% 47.4% 44.8% 20.9% 19.2% 18.4% 15.5% 2.9% 3.7% 2.7% 2.1% 2.4% 2.4% 3.4% 4.1% 0.3% 0.4% 1.5% 2.8% 7.7% 8.8% 12.4% 13.7% 9.3% 8.8% 6.7% 6.5% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 2003 2006 2014 2020 2003 2006 2014 2020 2003 2006 2014 2020 2003 2006 2014 2020 28.9% 28.4% 32.4% 32.0% PHILIP MORRIS USA REYNOLDS AMERICAN 12.15% 12.47% 9.45% 8.58% ITG BRANDS LIGGETT GROUP 12.2% 12.5% 9.5% 8.6% Source: The Maxwell Report’s sales estimates for the cigarette Industry for the years ended 2003 (February 2004), 2006 (February 2007) and 2014 (March 2015) and internal estimates for the year ended 12/31/2020. (1) Actual Market Share in 2003, 2006 and 2014 reported in the Maxwell Report for Reynolds American was 29.6%, 27.6% and 23.1%, respectively, and, for ITG Brands, was 2.9%, 3.7%. and 2.7%, respectively. Adjusted market share has been computed by Vector Group Ltd. by applying historical market share of each brand to the present owner of brand. Thus, the graph assumes each company owned its current brands on January 1, 2003. The legacy brands market share of Reynolds American in 2003 includes the market share of Brown & Williamson, which was acquired by Reynolds American in 2004. In 2015, Reynolds American acquired Lorillard Tobacco Company, which manufactured the Newport brand, and sold a portfolio of brands, including the Winston, Salem, Kool and Maverick brands to ITG Brands. (2) Does not include smaller manufacturers, whose cumulative market shares were 9.8%, 7.9%, 8.9% and 10.5% in 2003, 2006, 2014 and 2020, respectively. Brands acquired by ITG in 2015 Newport – acquired by RAI in 2015 Legacy brands Santa Fe tobacco – acquired by RAI in 2002 2.89% 3.65% 2.71% 2.13% 2.44% 2.36% 3.36% 4.06% 9.26% 8.81% 6.74% 6.45% 0.00% 5.00% 10.00% 15.00% 2003 2006 2014 2020 2003 2006 2014 2020

TOBACCO LITIGATION AND REGULATORY UPDATES  In 2013, Liggett reached a settlement with approximately 4,900 Engle progeny plaintiffs — Liggett agreed to pay $62 million in cash and annual payments of $3.4 million from 2015 to 2028 — As of December 31, 2020, 41 Engle progeny cases remain pending. • Liggett is also a defendant in 70 non-Engle smoking-related individual cases and three smoking-related actions where either a class had been certified or plaintiffs were seeking class certification  The Mississippi Attorney General filed a motion to enforce Mississippi’s 1996 settlement agreement with Liggett and alleged that Liggett owes Mississippi approximately $36 million in damages (including interest through December 2020). Proceedings are pending. 8 Litigation Regulatory  Since 1998, the MSA has restricted the advertising and marketing of tobacco products  Minimum Price Legislation — Legislation was recently passed in Colorado that contained a provision setting a floor on the minimum retail price of cigarettes sold in Colorado. Liggett commenced litigation challenging the legality of the minimum price provision. If other states enact similar legislation, the result could negatively impact our future financial condition, results of operations and cash flow.  Certain states have passed legislation banning the sale of menthol cigarettes  Family Smoking Prevention and Tobacco Control Act (2009) granted the FDA the authority to regulate (but not ban) tobacco products — On March 16, 2018, FDA initiated regulatory process to consider setting maximum nicotine level for cigarettes — On March 21, 2018, FDA initiated regulatory process to consider implementing a ban on menthol and other flavors

REAL ESTATE OPERATIONS

REAL ESTATE OVERVIEW  New Valley, which owns Douglas Elliman Realty, LLC, is a diversified real estate technology and services company that is seeking to acquire or invest in additional real estate properties or projects  New Valley has approximately $159 million(1) invested, as of December 31, 2020, in a broad portfolio of real estate ventures 10 New Valley Adjusted EBITDA(2)New Valley Revenues – December 31, 2020 Real Estate Brokerage Commissions Property Management Revenues from Investments in Real Estate (1) Net of cash returned. (2) New Valley’s net income (loss) was $37.6M, $14.8M, $(11.4M) and $(75.9M) for the periods presented. Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of Net income (loss) to Adjusted EBITDA, please see Vector Group Ltd.’s Current Reports on Form 8-K, filed on May 3, 2019, February 28, 2020 and February 25, 2021 and Form 10-K for the fiscal year ended December 31, 2020 as well as the Disclaimer to this document on Page 2. New Valley’s Adjusted EBITDA do not include an allocation of Vector Group Ltd.’s Corporate and Other Expenses (for purposes of computing Adjusted EBITDA) of $13.0M. $15.0M, $17.1M and $16.4M for the periods presented, respectively. $735M $35M $21M $7M $798M $27.9M $10.3M $6.1M $21.7M 2017 2018 2019 2020 Other

Douglas Elliman Adjusted EBITDA(1)  Largest residential real estate brokerage firm in the New York metropolitan area and sixth-largest residential brokerage firm in the U.S.  Douglas Elliman has more than 7,000 affiliated agents and approximately 105 offices in the U.S.  Douglas Elliman’s alliance with Knight Frank provides a network with approximately 500 offices across 60 countries with approximately 19,000 affiliated agents  Douglas Elliman also offers title and settlement services, relocation services, and residential property management services through various subsidiaries 11 (1) Douglas Elliman’s net income (loss) was $21.4M, $5.2M , $6.2M and $(62.7M) for the periods presented. Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of Adjusted EBITDA to net income (loss), please see Vector Group Ltd.’s Current Reports on Forms 8-K, filed on March 1, 2017, May 3, 2018, June 14, 2018 , February 28, 2019, February 28, 2020 and February 25, 2021, Form 10-K for the fiscal year ended December 31, 2020 as well as the Disclaimer to this document on Page 2. Douglas Elliman Closed Sales – December 31, 2020 Douglas Elliman Closed Sales Douglas Elliman Revenues – December 31, 2020 Real Estate Brokerage Commissions Property Management Other Long Island, Westchester, Connecticut Massachusetts $9.1B New York City $7.5B Florida $6.8B DOUGLAS ELLIMAN REALTY, LLC $18.2B $22.4B $24.5B $26.1B $28.1B $28.8B $29.1B 2014 2015 2016 2017 2018 2019 2020 $735M $35M $4M $774M $26.1M $11.3M $5.3M $22.1M 2017 2018 2019 2020 Los Angeles $4.8B Colorado $0.9B

NEW VALLEY’S SIGNIFICANT REAL ESTATE INVESTMENTS AT DECEMBER 31, 2020 12 The Park on Fifth (Miami Beach) New York City Investments (see Page 13) Escena (Palm Springs) Commercial Retail/ Office Assets Apartments/ Condominiums/Hotels Land Development/ Investments in Real Estate,net (1) The carrying value of each Investment included on the map is at least $5 million. For the percentage of each real estate venture owned, as well as other investments with a carrying value of less than $5 million, please refer to the “Summary of Real Estate Investments” section of Item 7 - Management’s Discussion and Analysis of Financial Condition and Results of Operations of Vector Group Ltd.’s Form 10-K for the period ended December 31, 2020. (1) 87 Park (Miami Beach) Wynn Las Vegas Retail (Las Vegas) West Hialeah (Miami) Ritz-Carlton Villas (Miami Beach)

NEW VALLEY’S SIGNIFICANT REAL ESTATE VENTURES IN NEW YORK CITY AT DECEMBER 31, 2020 (1) 1. Townhome in TriBeCa (11 Beach Street) TriBeCa 2. The Dime (Havemeyer Street) Brooklyn 3. 9 DeKalb Brooklyn 4. Meatpacking Plaza Meatpacking District 13 1 (1) The carrying value of each Investment included on the map is at least $5 million. For the percentage of each real estate venture owned, as well as other investments with a carrying value of less than $5 million, please refer to the “Summary of Real Estate Investments” section of Item 7 - Management’s Discussion and Analysis of Financial Condition and Results of Operations of Vector Group Ltd.’s Form 10-K for the period ended December 31, 2020. 2 4 3

NEW VALLEY’S REAL ESTATE SUMMARY AS OF DECEMBER 31, 2020 14 (1)For the percentage of each real estate project owned, please refer to the “Summary of Real Estate Investments” section of Item 7 – “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of Vector Group Ltd.’s Form 10-K for the period ended December 31, 2020. (2) Includes interest expense capitalized to real estate ventures of $7,478 (1) Net cash invested / (returned) Cummulative earnings / (loss) (2) Carrying value (2) Projected construction end date Range of ownership Number of investments Land owned New York City SMSA 5,896$ -$ 5,896$ Completed 100% 1 All other U.S. areas 2,141 7,594 9,735 N/A 100% 1 8,037$ 7,594$ 15,631$ 2 Condominium and Mixed Use Development (Minority interest owned) New York City SMSA 12,324$ 18,142$ 30,466$ 2021 - 2023 3.1% - 46.7% 14 All other U.S. areas 50,183 (13,076) 37,107 2021 - 2023 19.6% - 77.8% 7 62,507$ 5,066$ 67,573$ 21 Apartments (Minority Interest owned) New York City SMSA -$ -$ -$ N/A N/A - All other U.S. areas 982 (982) - N/A 7.60% 1 982$ (982)$ -$ 1 Hotels (Minority interest owned) New York City SMSA 6,302$ (4,919)$ 1,383$ 2022 0.4% - 15.7% 3 All other U.S. areas 8,350 (8,350) - N/A 15% 1 International 6,048 (4,196) 1,852 N/A 49% 1 20,700$ (17,465)$ 3,235$ 5 Commercial and Other (Minority interest owned) New York City SMSA (9,690)$ 13,252$ 3,562$ N/A 45.4% - 49% 3 All other U.S. areas 4,737 2,347 7,084 N/A 1.6% 1 (4,953)$ 15,599$ 10,646$ 4 Total 87,273$ 9,812$ 97,085$ 33 Summary New York City SMSA 14,832$ 26,475$ 41,307$ 21 All other U.S. areas 66,393 (12,467) 53,926 11 International 6,048 (4,196) 1,852 1 87,273$ 9,812$ 97,085$ 33 ($ Thousands)

FINANCIAL DATA

($14) ($15) ($17) ($16) $28 $11 $6 $22 $253 $249 $270 $328 $265 $245 $259 $333 2017 2018 2019 2020 ADJUSTED HISTORICAL FINANCIAL DATA 16 Revenues Adjusted EBITDA(1) (Dollars in millions) $759 (1) Vector’s Net income for the periods presented was $84.6M, $58.1M, $101M and $92.9M, respectively. Adjusted EBITDA are a Non-GAAP Financial Measure. Please refer to the Company’s Current Reports on Form 8-K, filed on February 28, 2019, May 3, 2019, February 28, 2020 and February 25, 2021, respectively (Exhibit 99.1) for a reconciliation of Non-GAAP financial measures to GAAP as well as the Disclaimer to this document on Page 2. Tobacco Real Estate Corporate & Other Tobacco Real Estate Corporate & Other $727 $759 $789 $798 $1,081 $1,111 $1,115 $1,205 $1,807 $1,870 $1,904 $2,003 2017 2018 2019 2020

SUMMARY

SUMMARY 18  Vector Group, a holding company owning Tobacco and Real Estate businesses and holding consolidated cash, investment securities and long-term investments of $541 million(1) at December 31, 2020 ($402 million net of cash at Liggett and Douglas Elliman). — Vector’s CEO, COO, CFO and General Counsel have an average tenure of 26 years with the Company and, along with directors, beneficially owns approximately 8% of Vector’s common stock  Tobacco segment — Liggett is the fourth-largest U.S. Cigarette manufacturer with 4.1% wholesale market share and 4.2% retail market share for the year ended December 31, 2020 — From April 1, 2010 to March 31, 2020, was the only major U.S. cigarette manufacturer to increase both market share and unit volumes — $328.0 million(2) of Tobacco Adjusted EBITDA for the year ended December 31, 2020  Real Estate segment — New Valley owns a diversified portfolio of consolidated and non- consolidated real estate investments totaling$97 million at December 31, 2020 — Douglas Elliman Realty LLC • Largest residential real estate brokerage firmin New York Metropolitan area and sixth-largest residential brokerage firm in the U.S. • Closed sales volume of $29.1 billion for the year ended December 31, 2020 • Revenues have increased from $541 million in 2014 to $774 million in 2020 (1) At December 31, 2020 the total amount ($541 million) includes cash at Douglas Elliman of $94 million, and cash at Liggett of $45 million. (2) Vector’s operating income from the tobacco segment for the periods presented was $319.5 million for the year ended December 31, 2020. Adjusted EBITDA is a Non-GAAP Financial Measure. Please refer to Exhibit 99.1 to the Company’s Current Reports on Form 8- K, filed February 25, 2021 (Tables 2 and 5) and February 28, 2021 (Tables 2 and 5), for a reconciliation of Net income to Adjusted EBITDA and a reconciliation of operating income from the tobacco segment to Adjusted EBITDA as well as the Disclaimer to this document on Page 2.

ADJUSTED EBITDA RECONCILIATION 19 Source: Company filings. (1) Represents income recognized from changes in the fair value of the derivatives embedded in the Company’s convertible debt. (2) Represents equity in earnings recognized from investments that the Company accounts for under the equity method. Included in the amount are equity in earnings (losses) of $0, $436, $53,424 and ($410) from Ladenburg Thalmann Financial Services for the three months and years ended December 31, 2020 and 2019 respectively; and $16,377 and $16,452 from Castle Brands for the three months and year ended December 31, 2019. (3) Represents equity in (earnings) losses recognized from the Company’s investment in certain real estate businesses that are not consolidated in its financial results. (4) Represents amortization of stock-based compensation. (5) Represents accruals for settlements of judgment expenses in the Engle progeny tobacco litigation and proceeds received from litigation award at Douglas Elliman Realty, LLC. (6) Represents the Company's tobacco segment's settlement of a long-standing dispute related to the Master Settlement Agreement. (7) Amounts represent purchase accounting adjustments recorded in the periods presented in connection with the increase of the Company's ownership of Douglas Elliman Realty, LLC, which occurred in 2013. (8) Represents restructuring charges related to Douglas Elliman Realty, LLC’s realignment of administrative support functions, office locations and business model. (9) Represents non-cash intangible asset impairment charges within the Real Estate segment related to the Douglas Elliman Realty, LLC reporting unit and trademark. (10) Represents 29.41% of Douglas Elliman Realty LLC's Adjusted EBITDA in the respective periods. On December 31, 2018, the Company increased its ownership of Douglas Elliman Realty, LLC from 70.59% to 100%. (11) Includes Adjusted EBITDA for Douglas Elliman Realty, LLC of $26.1 million, $11.3 million, $5.3 million, and $22.1 million for the years ended December 31, 2017, 2018, 2019, and 2020, respectively. ($ Millions) - FYE December 31, 20202017 2018 2019 Net income attributed to Vector Group Ltd. $ 84.6 $ 58.1 $ 101.0 $ 92.9 Interest Expense 173.7 203.8 138.4 121.5 Tax (Benefit) Expense (1.6) 21.6 32.8 41.8 Net Income (Loss) Attributed to Non-Controlling Interest 6.2 (0.1) - - Depreciation and Amortization 18.6 18.8 17.9 17.6 EBITDA $ 281.5 $ 302.1 $ 290.1 $ 273.9 Change in Fair Value of Derivatives Embedded Within Convertible Debt (1) (35.9) (45.0) (26.4) (5.0) Equity in Losses (Earnings) on Long-Term Investments (2) 0.8 (3.2) (17.0) (56.3) Net Losses Recognized on Investment Securities 0.7 9.6 - - Equity in (Earnings) Losses from Real Estate Ventures (3) (21.4) (14.4) 19.3 44.7 Loss on Extinguishment of Debt 34.1 4.1 4.3 - Stock-Based Compensation Expense (4) 10.9 10.0 9.5 9.5 Litigation Settlement and Judgment Expense (Income)(5) 6.6 (1.8) 1.0 0.3 Impact of MSA Settlement (6) (2.7) (6.3) - 0.3 Purchase Accounting Adjustments (7) (2.1) 0.6 - - Restructuring Changes (8) - - - 3.4 Net Gains on Sales of Assets - - - (1.1) Impairments of Goodwill and Intangible Assets(9) - - - 58.3 Other, Net (5.4) (10.3) (21.4) 5.5 Adjusted EBITDA $ 266.9 $ 245.3 259.4 $ 333.4 Net Adjusted EBITDA Attributed to Non-Controlling Interest (7.6) (3.3) - - Adjustment to reflect additional 29.41% of Douglas Elliman Realty, LLC Adjusted EBITDA (10) 7.7 3.3 - - Adjusted EBITDA Attributed to Vector $ 267.0 $ 245.3 259.4 $ 333.4 Operating Income (Loss) by Segment Tobacco $ 240.4 $ 246.5 $ 261.6 $ 319.5 Real Estate 21.4 3.4 (2.9) (49.9) Corporate & Other (26.2) (25.9) (27.6) (24.5) Operating Income (Loss) $ 235.6 $ 224.0 231.1 $ 245.1 Adjusted EBITDA Attributed to Vector by Segment Tobacco $ 253.2 $ 249.2 $ 270.5 $ 328.0 Real Estate (11) 28.0 11.2 6.1 21.8 Corporate & Other (14.1) (15.0) (17.1) (16.4) Adjusted EBITDA Attributed to Vector $ 267.0 $ 245.3 259.4 $ 333.4